UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4061

Smith Barney Managed Governments Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: January 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

MANAGED GOVERNMENTS

FUND INC.

CLASSIC SERIES   |   SEMI-ANNUAL REPORT   |   JANUARY 31, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

ROGER M. LAVAN, CFA PORTFOLIO MANAGER	DAVID TORCHIA PORTFOLIO MANAGER

Classic Series

Classic Series

Semi-Annual Report  •  January 31, 2005

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

ROGER M. LAVAN, CFA

Roger M. Lavan, CFA, has 20 years of securities business experience. Mr. Lavan holds a BS in Management from the State University of New York and an MBA from Fordham University.

DAVID TORCHIA

David Torchia has 21 years of securities business experience. Mr. Torchia holds a BS from the University of Pittsburgh and an MBA in Finance from Lehigh University.

FUND OBJECTIVE

Seeks high current income consistent with liquidity and preservation of capital by investing at least 80% of its assets in debt obligations issued by the U.S. government, its agencies or instrumentalities.

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

During the six-month period ended January 31, 2005, the U.S. bond markets generated positive results, with the Lehman Brothers Aggregate Bond Indexi returning 3.81%.

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)ii growth was a robust 4.0% in the third quarter. The advance estimate for fourth quarter GDP was 3.1%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)iii monetary policy was seen as highly accommodative and expectations were that the Fed would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiv by 0.25% to 1.25% on June 30, 2004 — the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in August, September, November, and December 2004, bringing the target for the federal funds rate to 2.25%. Following the end of the fund’s reporting period, at its February meeting, the Fed raised its target for the federal funds rate by an additional 0.25% to 2.50%. Regardless of the economic expansion and higher interest rates, the overall bond market surprised many people by generating relatively strong returns during the period.

Performance Review

For the six months ended January 31, 2005, Class A shares of the Smith Barney Managed Governments Fund Inc., excluding sales charges, returned 2.65%. These shares underperformed the Lipper U.S. Mortgage Funds Category Average1, which was 2.83%. The fund’s unmanaged benchmark, the Lehman Brothers Government Bond Indexv returned 3.30% for the same period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended January 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 84 funds in the fund’s Lipper category, and excluding sales charges.

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Special Shareholder Notice

On March 11, 2005, the shareholders of the fund approved a change in the fund’s investment objective from “high current income consistent with liquidity and safety of capital” to “maximum total return consisting of capital appreciation and income, consistent with the preservation of capital” to become effective on March 18, 2005.

Under the new investment objective, the fund will invest primarily in investment grade fixed income securities of U.S. issuers, including corporate, mortgage-backed and government securities, and will be permitted to invest up to 20% of its assets in bonds rated below investment grade (commonly known as “junk bonds”) and in non-U.S. dollar denominated bonds, of which no more than 10% of the fund’s assets could be invested in fixed income securities of emerging market issuers. The fund will normally maintain an average portfolio duration of between three to six years. In addition, the fund’s name will be changed to “Smith Barney Core Plus Bond Fund Inc.” and its performance benchmark will be changed to the Lehman Brothers Aggregate Bond Index, a composite of intermediate-term, U.S. investment grade corporate, mortgage and U.S. Treasury securities. Effective March 18, 2005, the fund will pay an investment advisory fee computed daily and paid monthly at the following annual rates of the fund’s average daily net assets: 0.45% of the value of the fund’s average daily net assets up to $500 million and 0.42% of the value of the fund’s average daily net assets in excess of $500 million. As compensation for administrative services rendered to the fund, the fund will pay an administration fee computed daily and paid monthly at the following annual rates: 0.20% of the value of the fund’s average daily net assets up to $500 million and 0.18% of the net assets in excess of $500 million.

In connection with the change in the fund’s investment objective, the Board of Directors of the fund has approved a Subadvisory Agreement between Smith Barney Fund Management LLC (“SBFM”), the fund’s Adviser, and Citigroup Asset Management Limited (“CAM Limited”), an indirect, wholly owned subsidiary of Citigroup Inc. CAM Limited will manage the fund’s assets invested in non-U.S. dollar denominated debt securities of non-U.S. issuers and engage in currency transactions for the fund. SBFM, not the fund, will pay a fee to CAM Limited for its subadvisory services.

PERFORMANCE SNAPSHOT

AS OF JANUARY 31, 2005

(excluding sales charges)

(unaudited)

6 Months

Managed Governments Fund — Class A Shares	2.65%

Lehman Brothers Government Bond Index	3.30%

Lipper U.S. Mortgage Funds Category Average	2.83%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 2.37%, Class C shares returned 2.40% and Class Y shares returned 2.90% over the six months ended January 31, 2005.

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Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

March 11, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, bond and mortgage-related securities are subject to interest rate and market risks. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. The U.S. Government guarantee of principal and interest payments only applies to underlying securities in the fund’s portfolio, not the fund’s shares. Please note that the fund’s shares are not guaranteed by the U.S. Government or its agencies. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
ii	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
iii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
[v]	The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years.

3        Smith Barney Managed Governments Fund Inc.      |      2005 Semi-Annual Report

Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2004 and held for the six months ended January 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	2.65%	$1,000.00	$1,026.50	1.02%	$5.21

Class B	2.37	1,000.00	1,023.70	1.58	8.06

Class C	2.40	1,000.00	1,024.00	1.51	7.70

Class Y	2.90	1,000.00	1,029.00	0.66	3.38

(1)	For the six months ended January 31, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.06	1.02%	$5.19

Class B	5.00	1,000.00	1,017.24	1.58	8.03

Class C	5.00	1,000.00	1,017.59	1.51	7.68

Class Y	5.00	1,000.00	1,021.88	0.66	3.36

(1)	For the six months ended January 31, 2005.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6        Smith Barney Managed Governments Fund Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited)	January 31, 2005

FACE AMOUNT	SECURITY	VALUE
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS — 95.8%
$60,000,000	U.S. Treasury Notes, 3.625% due 7/15/09 (a)	$59,960,160
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
518	5.500% due 5/1/13	535
1,328,110	7.000% due 2/1/16 (b)(c)	1,405,068
4,779,435	6.000% due 3/1/17	4,998,586
2,809,354	6.500% due 6/1/19 (b)	2,967,315
639,220	6.500% due 1/1/32 (b)	670,138
4,003,656	5.000% due 9/1/33 (b)	4,009,160
5,900,000	5.000% due 2/10/35 (d)(e)	5,892,625
5,000,000	5.500% due 2/10/35 (d)(e)	5,096,875
20,000,000	6.000% due 2/10/35 (d)(e)	20,668,760
49,000,000	6.500% due 2/10/35 (d)(e)	51,327,500
	Federal National Mortgage Association (FNMA):
20,359	7.500% due 4/1/09	20,948
26,301	6.500% due 6/1/15 (b)	27,814
1,634,523	5.500% due 12/1/16 (b)	1,689,031
1,451,211	6.000% due 5/1/17	1,520,118
3,848,069	7.500% due 3/1/32 (b)	4,124,546
12,972,089	6.000% due 6/1/32 (c)	13,401,748
8,249,091	6.500% due 3/1/33 (b)	8,639,138
7,432,872	7.000% due 1/1/34 (b)(c)	7,869,313
22,634,380	5.000% due 3/1/34 (c)	22,644,012
9,000,000	4.500% due 2/10/35 (d)(e)	8,786,250
14,000,000	5.000% due 2/10/35 (d)(e)	13,969,368
19,000,000	5.500% due 2/10/35 (d)(e)	19,350,322
25,000,000	6.000% due 2/10/35 (d)(e)	25,820,300
24,000,000	6.500% due 2/10/35 (d)(e)	25,117,488
	Government National Mortgage Association (GNMA):
24,402	8.500% due 11/15/27	26,689
8,690,848	6.500% due 3/15/32 (b)	9,160,208
5,688,577	7.000% due 3/15/32 (b)	6,042,457
1,605,749	7.500% due 5/15/32 (b)	1,724,054
12,000,000	5.500% due 2/16/35 (d)(e)	12,311,256

	TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost — $333,940,926)	339,241,782

PAC IOs — 0.1%
6,596,344	Federal Home Loan Mortgage Corp., yield to maturity 2.056% due 9/15/22 (Cost — $444,668)	506,592

	SUB-TOTAL INVESTMENTS (Cost — $334,385,594)	339,748,374

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	January 31, 2005

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENTS — 56.9%
$75,000,000	Deutsche Bank Securities Inc. dated 1/31/05, 2.500% due 2/1/05; Proceeds at maturity — $75,005,208; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 7.625% due 2/3/05 to 9/15/29; Market value — $76,500,135) (c)	$75,000,000
51,298,000	Morgan Stanley dated 1/31/05, 2.500% due 2/1/05; Proceeds at maturity — $51,301,562; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 5.810% due 5/4/05 to 4/26/24; Market value — $52,828,895) (c)	51,298,000
75,000,000	UBS Financial Services dated 1/31/05, 2.500% due 2/1/05; Proceeds at maturity — $75,005,208; (Fully collateralized by various U.S. Government Agency Obligations, 0.000% to 8.050% due 2/4/05 to 8/6/38; Market value — $76,500,239) (c)	75,000,000
	TOTAL REPURCHASE AGREEMENTS (Cost — $201,298,000)	201,298,000
	TOTAL INVESTMENTS — 152.8% (Cost — $535,683,594*)	541,046,374
	Liabilities in Excess of Other Assets — (52.8)%	(186,916,763)
	TOTAL NET ASSETS — 100.0%	$354,129,611

(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	Date shown represents the last in range of maturity dates of mortgage certificates owned.
(c)	All or a portion of this security is segregated for open futures contracts and/or to-be-announced (“TBA”) securities.
(d)	Security acquired under mortgage dollar roll agreement (See Notes 1 and 3).
(e)	Security is traded on a TBA basis (See Note 1).
*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

PAC IO — Planned Amortization Class — Interest Only

See Notes to Financial Statements.

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Statement of Assets and Liabilities (unaudited)	January 31, 2005

ASSETS:
Investments, at value (Cost — $334,385,594)	$339,748,374
Repurchase agreements, at value (Cost — $201,298,000)	201,298,000

Total investments, at value (Cost — $535,683,594)	541,046,374
Cash	531
Interest receivable	871,734
Receivable for Fund shares sold	510,372
Receivable from broker — variation margin on open futures contracts	23,703
Prepaid expenses	41,158

Total Assets	542,493,872

LIABILITIES:
Payable for securities purchased	187,874,172
Transfer agency service fees payable	147,555
Investment advisory fee payable	135,707
Payable for Fund shares reacquired	81,775
Administration fee payable	60,242
Distribution plan fees payable	22,600
Directors’ fees payable	22,583
Accrued expenses	19,627

Total Liabilities	188,364,261

Total Net Assets	$354,129,611

NET ASSETS:
Par value of capital shares (Note 6)	$27,954
Capital paid in excess of par value	364,208,428
Undistributed net investment income	2,416,763
Accumulated net realized loss from investment transactions and futures contracts	(18,067,250)
Net unrealized appreciation of investments and futures contracts	5,543,716

Total Net Assets	$354,129,611

Shares Outstanding:
Class A	16,282,585

Class B	1,671,229

Class C	830,454

Class Y	9,170,145

Net Asset Value:
Class A (and redemption price)	$12.67

Class B *	$12.67

Class C *	$12.67

Class Y (and redemption price)	$12.67

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%)	$13.27

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

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Statement of Operations (unaudited)

For the Six Months Ended January 31, 2005

INVESTMENT INCOME:
Interest	$9,635,168

EXPENSES:
Investment advisory fee (Note 2)	914,961
Administration fee (Note 2)	406,649
Distribution plan fees (Notes 2 and 4)	392,341
Transfer agency service fees (Notes 2 and 4)	117,235
Audit and legal	43,453
Custody	27,574
Shareholder communications (Note 4)	24,664
Directors' fees	22,181
Other	5,226

Total Expenses	1,954,284
Less: Investment advisory fee waiver (Notes 2 and 8)	(79,698)

Net Expenses	1,874,586

Net Investment Income	7,760,582

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	2,408,767
Futures contracts	(1,047,945)

Net Realized Gain	1,360,822

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	1,865,917

Net Gain on Investments and Futures Contracts	3,226,739

Increase in Net Assets From Operations	$10,987,321

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the Six Months Ended January 31, 2005 (unaudited)

and the Year Ended July 31, 2004

	2005	2004
OPERATIONS:
Net investment income	$7,760,582	$15,175,291
Net realized gain (loss)	1,360,822	(2,036,210)
Net change in unrealized appreciation/depreciation	1,865,917	3,346,976

Increase in Net Assets From Operations	10,987,321	16,486,057

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(7,345,351)	(14,193,574)

Decrease in Net Assets From Distributions to Shareholders	(7,345,351)	(14,193,574)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	15,507,552	50,530,307
Net asset value of shares issued for reinvestment of distributions	2,980,891	5,741,360
Cost of shares reacquired	(98,555,033)	(81,089,479)

Decrease in Net Assets From Fund Share Transactions	(80,066,590)	(24,817,812)

Decrease in Net Assets	(76,424,620)	(22,525,329)

NET ASSETS:
Beginning of period	430,554,231	453,079,560

End of period*	$354,129,611	$430,554,231

* Includes undistributed net investment income of:	$2,416,763	$2,001,532

See Notes to Financial Statements.

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Financial Highlights

For a share of each class of capital stock outstanding throughout each year or period ended July 31, unless otherwise noted:

Class A Shares(1)	2005(2)		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.57		$12.50		$12.87	$12.56	$12.03	$12.09

Income (Loss) From Operations:
Net investment income	0.24		0.42		0.37	0.59	0.69	0.73
Net realized and unrealized gain (loss)	0.09		0.05		(0.22)	0.29	0.56	(0.09)

Total Income From Operations	0.33		0.47		0.15	0.88	1.25	0.64

Less Distributions From:
Net investment income	(0.23)		(0.40)		(0.45)	(0.57)	(0.70)	(0.70)
Return of capital	—		—		(0.07)	—	(0.02)	—

Total Distributions	(0.23)		(0.40)		(0.52)	(0.57)	(0.72)	(0.70)

Net Asset Value, End of Period	$12.67		$12.57		$12.50	$12.87	$12.56	$12.03

Total Return(3)	2.65	%‡	3.77%		1.15%	7.17%	10.68%	5.49%

Net Assets, End of Period (000s)	$206,254		$215,950		$252,312	$277,136	$270,884	$270,599

Ratios to Average Net Assets:
Expenses	1.02	%†(4)	1.04%		1.02%	1.05%	1.04%	1.05%
Net investment income	3.71	†	3.34		2.87	4.67	5.58	6.05

Portfolio Turnover Rate	47	%(5)	40	%(5)	457%	335%	275%	173%

Class B Shares(1)	2005(2)		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.57		$12.51		$12.88	$12.57	$12.03	$12.09

Income (Loss) From Operations:
Net investment income	0.20		0.35		0.30	0.52	0.62	0.66
Net realized and unrealized gain (loss)	0.10		0.04		(0.21)	0.29	0.57	(0.08)

Total Income From Operations	0.30		0.39		0.09	0.81	1.19	0.58

Less Distributions From:
Net investment income	(0.20)		(0.33)		(0.39)	(0.50)	(0.63)	(0.64)
Return of capital	—		—		(0.07)	—	(0.02)	—

Total Distributions	(0.20)		(0.33)		(0.46)	(0.50)	(0.65)	(0.64)

Net Asset Value, End of Period	$12.67		$12.57		$12.51	$12.88	$12.57	$12.03

Total Return(3)	2.37	%‡	3.13%		0.62%	6.60%	10.17%	4.91%

Net Assets, End of Period (000s)	$21,180		$24,140		$36,266	$38,431	$30,310	$39,499

Ratios to Average Net Assets:
Expenses	1.58	%†(4)	1.57%		1.53%	1.56%	1.54%	1.58%
Net investment income	3.16	†	2.78		2.35	4.13	5.11	5.52

Portfolio Turnover Rate	47	%(5)	40	%(5)	457%	335%	275%	173%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended January 31, 2005 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser voluntarily waived a portion of its fees for the six months ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratios for Class A and Class B shares would have been 1.06% and 1.62%, respectively.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 414% and 855% for the six months ended January 31, 2005 and the year ended July 31, 2004, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

12        Smith Barney Managed Governments Fund Inc.      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year or period ended July 31, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.57		$12.51		$12.88	$12.57	$12.03	$12.09

Income (Loss) From Operations:
Net investment income	0.21		0.35		0.30	0.53	0.62	0.67
Net realized and unrealized gain (loss)	0.09		0.04		(0.20)	0.29	0.58	(0.08)

Total Income From Operations	0.30		0.39		0.10	0.82	1.20	0.59

Less Distributions From:
Net investment income	(0.20)		(0.33)		(0.40)	(0.51)	(0.64)	(0.65)
Return of capital	—		—		(0.07)	—	(0.02)	—

Total Distributions	(0.20)		(0.33)		(0.47)	(0.51)	(0.66)	(0.65)

Net Asset Value, End of Period	$12.67		$12.57		$12.51	$12.88	$12.57	$12.03

Total Return(4)	2.40	%‡	3.17%		0.71%	6.69%	10.26%	5.00%

Net Assets, End of Period (000s)	$10,524		$11,233		$20,796	$21,740	$6,463	$3,879

Ratios to Average Net Assets:
Expenses	1.51	%†(5)	1.52%		1.50%	1.46%	1.46%	1.51%
Net investment income	3.22	†	2.80		2.35	4.17	5.08	5.60

Portfolio Turnover Rate	47	%(6)	40	%(6)	457%	335%	275%	173%

Class Y Shares(1)	2005(3)		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.56		$12.50		$12.87	$12.56	$12.03	$12.10

Income (Loss) From Operations:
Net investment income	0.27		0.47		0.41	0.63	0.73	0.77
Net realized and unrealized gain (loss)	0.09		0.03		(0.21)	0.29	0.57	(0.09)

Total Income From Operations	0.36		0.50		0.20	0.92	1.30	0.68

Less Distributions From:
Net investment income	(0.25)		(0.44)		(0.50)	(0.61)	(0.75)	(0.75)
Return of capital	—		—		(0.07)	—	(0.02)	—

Total Distributions	(0.25)		(0.44)		(0.57)	(0.61)	(0.77)	(0.75)

Net Asset Value, End of Period	$12.67		$12.56		$12.50	$12.87	$12.56	$12.03

Total Return(4)	2.90	%‡	4.03%		1.49%	7.55%	11.08%	5.79%

Net Assets, End of Period (000s)	$116,172		$179,231		$143,706	$125,474	$113,555	$120,270

Ratios to Average Net Assets:
Expenses	0.66	%†(5)	0.71%		0.69%	0.70%	0.70%	0.71%
Net investment income	4.09	†	3.72		3.15	5.01	5.91	6.40

Portfolio Turnover Rate	47	%(6)	40	%(6)	457%	335%	275%	173%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the six months ended January 31, 2005 (unaudited).
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment adviser voluntarily waived a portion of its fees for the six months ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratios for Class C and Class Y shares would have been 1.55% and 0.70%, respectively.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 414% and 855% for the six months ended January 31, 2005 and the year ended July 31, 2004, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

13        Smith Barney Managed Governments Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Smith Barney Managed Governments Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Fixed income obligations are valued at the mean of bid and asked prices based on market quotations for those securities or if no quotations are available, then for securities of similar type, yield and maturity. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer, for which specific information is not known, for example the face amount and maturity date in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

14        Smith Barney Managed Governments Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and is determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency service and shareholder communications fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets up to $1 billion and 0.415% of the Fund’s average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

During the six months ended January 31, 2005, SBFM voluntary waived a portion of its investment advisory fee amounting to $79,698.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $1 billion and 0.185% of the Fund’s average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended January 31, 2005, the Fund paid transfer agent fees of $82,907 to CTB. In

15        Smith Barney Managed Governments Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

addition, for the six months ended January 31, 2005, the Fund also paid $5,074 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2005, CGM and its affiliates received sales charges of approximately $26,000 on sale of the Fund’s Class A shares. In addition, for the six months ended January 31, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$30,000	$1,000

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended January 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar roll transactions) were as follows:

Purchases	$185,780,115

Sales	283,010,427

At January 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,981,365
Gross unrealized depreciation	(618,585)

Net unrealized appreciation	$5,362,780

At January 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 2 Year Notes	86	3/05	$18,022,266	$17,979,375	$42,891
U.S. Treasury 5 Year Notes	95	3/05	10,445,203	10,378,750	66,453

					109,344

Contracts to Buy:
U.S. Treasury 10 Year Notes	136	3/05	15,219,868	15,268,125	48,257
U.S. Treasury Bonds	11	3/05	1,239,946	1,263,281	23,335

					71,592

Total Unrealized Gain on Open Futures Contracts					$180,936

16        Smith Barney Managed Governments Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

During the six months ended January 31, 2005, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $1,446,371,375. For the six months ended January 31, 2005, the Fund earned interest income related to such transactions in the amount of $3,939,476.

At January 31, 2005, the Fund had outstanding mortgage dollar rolls with a total cost of $185,353,428 for scheduled settlements of February 10 and February 16, 2005.

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the six months ended January 31, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$267,805	$85,826	$38,710

For the six months ended January 31, 2005, total Transfer Agency Service fees were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agency Service Fees	$95,781	$15,123	$6,250	$81

For the six months ended January 31, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$18,602	$3,982	$1,866	$214

5.	Distributions Paid to Shareholders by Class

	Six Months Ended January 31, 2005	Year Ended July 31, 2004
Net Investment Income
Class A	$3,862,687	$7,330,074
Class B	349,607	744,599
Class C*	172,302	350,086
Class Y	2,960,755	5,768,815

Total	$7,345,351	$14,193,574

*	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Capital Shares

At January 31, 2005, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

17        Smith Barney Managed Governments Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2005		Year Ended July 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	269,325	$3,412,477	722,357	$9,139,960
Shares issued on reinvestment	207,677	2,629,868	397,195	5,017,936
Shares reacquired	(1,379,746)	(17,479,016)	(4,113,078)	(51,980,805)

Net Decrease	(902,744)	$(11,436,671)	(2,993,526)	$(37,822,909)

Class B
Shares sold	32,372	$410,429	155,844	$1,970,890
Shares issued on reinvestment	18,865	239,017	39,002	492,977
Shares reacquired	(299,997)	(3,800,466)	(1,173,774)	(14,833,985)

Net Decrease	(248,760)	$(3,151,020)	(978,928)	$(12,370,118)

Class C*
Shares sold	39,393	$499,213	129,155	$1,634,421
Shares issued on reinvestment	8,840	112,006	18,235	230,447
Shares reacquired	(111,370)	(1,411,352)	(916,561)	(11,588,792)

Net Decrease	(63,137)	$(800,133)	(769,171)	$(9,723,924)

Class Y
Shares sold	883,349	$11,185,433	2,983,115	$37,785,036
Shares reacquired	(5,978,550)	(75,864,199)	(212,497)	(2,685,897)

Net Increase (Decrease)	(5,095,201)	$(64,678,766)	2,770,618	$35,099,139

*	On April 29, 2004, Class L shares were renamed as Class C shares.

7.	Capital Loss Carryforward

On July 31, 2004, the Fund had, for federal income tax purposes, a net capital loss carryforward of $17,187,000, of which $14,114,000 expires in 2008, $941,000 in 2009, $718,000 in 2011 and $1,414,000 in 2012. This amount will be available to offset any future taxable capital gains.

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the

18        Smith Barney Managed Governments Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor. Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future. As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

19        Smith Barney Managed Governments Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

10. Subsequent Event

On March 11, 2005, the shareholders of the Fund approved a change in the Fund’s investment objective from “high current income consistent with liquidity and safety of capital” to “maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.” In addition, the Fund’s name will be changed to “Smith Barney Core Plus Bond Fund Inc.” and its performance benchmark will be changed to the Lehman Brothers Aggregate Bond Index, a composite of intermediate-term, U.S. investment-grade corporate, mortgage and U.S. Treasury securities.

Effective March 18, 2005, the Fund will pay an investment advisory fee computed daily and paid monthly at the following annual rates of the Fund’s average daily net assets: 0.45% of the value of the Fund’s average daily net assets up to $500 million and 0.42% of the value of the Fund’s average daily net assets in excess of $500 million. As compensation for administrative services rendered to the Fund, the Fund will pay an administration fee computed daily and paid monthly at the following annual rates: 0.20% of the value of the Fund’s average daily net assets up to $500 million and 0.18% of the net assets in excess of $500 million.

In connection with the change in the Fund’s investment objective, shareholders approved a Subadvisory Agreement between SBFM, the Fund’s manager, and Citigroup Asset Management Limited (“CAM Limited”), an indirect, wholly owned subsidiary of Citigroup Inc. SBFM, not the Fund, will pay a fee to CAM Limited for its subadvisory services.

Additional Shareholder Information (unaudited)

Special Shareholder Meeting

On March 11, 2005, a special meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

1.	To approve a change in the investment objective of the Fund.

The results of the vote on Proposal 1 were as follows:

Shares Voted For	Percentage of Shares Voted	Percentage of Outstanding Shares	Shares Voted Against	Percentage of Shares Voted	Percentage of Outstanding Shares	Votes Abstained	Percentage of Shares Voted	Percentage of Outstanding Shares
13,455,042.073	85.34%	48.08%	1,192,956.393	7.57%	4.26%	1,117,029.264	7.09%	3.99%

2.	To approve the subadvisory agreement between SBFM and Citigroup Asset Management Limited with respect to the Fund.

The results of the vote on Proposal 2 were as follows:

Shares Voted For	Percentage of Shares Voted	Percentage of Outstanding Shares	Shares Voted Against	Percentage of Shares Voted	Percentage of Outstanding Shares	Votes Abstained	Percentage of Shares Voted	Percentage of Outstanding Shares
13,453,461.494	85.34%	48.08%	1,112,271.325	7.05%	4.26%	1,199,294.911	7.61%	3.99%

20        Smith Barney Managed Governments Fund Inc.      |      2005 Semi-Annual Report

SMITH BARNEY

MANAGED GOVERNMENTS FUND INC.

DIRECTORS

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA

Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Roger M. Lavan, CFA

Vice President and
Investment Officer

David Torchia

Vice President and
Investment Officer

Andrew Beagley

Chief Anti-Money Laundering

Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Managed Governments Fund Inc.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Managed Governments Fund Inc., but it may also be used as sales literature.

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD01088 3/05	05-8045

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Managed Governments Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Smith Barney Managed Governments Fund Inc.

Date: April 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken Chief Executive Officer of Smith Barney Managed Governments Fund Inc.

Date: April 6, 2005

By:	/s/ Kaprel Ozsolak
Chief Financial Officer of Smith Barney Managed Governments Fund Inc.

Date: April 6, 2005